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                                 EXHIBIT 10.6(e)

                     Amended Schedule of Executive Officers

                  Entitled to Benefits of Employment Agreements



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                               SEVERANCE PAYMENTS

                                    UNDER THE

                            EMPLOYMENT AGREEMENTS (1)


                                                                                                                 Severance Payments
                                                                                              Minimum Total        Not Subject to
      Name                       Position                                         Term(2)   Severance Payments      Mitigation
      ----                       --------                                         -------   ------------------   ------------------
Fernando DiBenedetto     Senior Vice President-Operations                            24           18                    9

Paul Pollack             Executive Vice President and Chief Operating Officer        36           24                   12

Barry Regenstein         Vice President and Chief Financial Officer                  24           15                    7.5

Raymond Rieder           Senior Vice President and Chief Marketing Officer           36           24                   12

Noah Rockowitz           Vice President, General Counsel & Secretary                 24           18                    9

Michael Rubin            President                                                   36           24                   12


(1) The provisions of the individual employment agreements differ only in the term and the amount of potential severance payments.


(2)      In Months.


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